Corporate Presentation

Developing the next generation of targeted therapies

Higher potency payloads with cancer-specific targeting

Upcoming data milestones

Radiopharmaceutical therapy poised to revolutionize oncology treatment Perspective’s pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

Perspective’s Innovative Platform

Perspective’s radiopharmaceutical platform optimized for a broader therapeutic window

Perspective’s proprietary chelator has been optimized for lead-based RPTs

Proposed mechanism of action for 212Pb

Rationale for synergy with immune checkpoint inhibitors

Supply Chain and Manufacturing Infrastructure

On-demand order fulfillment at regional sites to deliver finished products

Neuroendocrine Tumors: VMT-⍺-NET

Trial design: [212Pb]VMT-⍺-NET Phase 1/2a for PRRT naïve neuroendocrine tumors

Compelling anti-tumor activity

Durable disease control across all doses

Signal of sustained anti-tumor activity

Best-in-class safety profile1

Select adverse events of special interest

Mild and generally transient blood creatinine increase

[212Pb]VMT-α-NET was well-tolerated and demonstrated compelling anti-tumor activity

Melanoma Program: VMT01/02

Trial design: [212Pb]VMT01 Phase 1/2a for metastatic melanoma

Treatment emergent adverse events (all grades, occurring in ≥ 2 patients)

PSV359 is active against FAP-α expression on tumor and on stroma

Trial design: [212Pb]PSV359 Phase 1/2a trial

General Corporate Information

Abbreviations

APPENDIX

NETs trials

Potential for differentiated profile based on molecular design

Durable disease control across all doses

Refractory metastatic melanoma trials

Daily production at regional sites ensures supply of ready-to-administer product

Perspective’s pre-targeting platform

PERSPECTIVE® THERAPEUTICS

Corporate Presentation

December 2025

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; the Company’s intentions to improve important aspects of care in cancer treatment; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether there is sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; the Company’s ability to maintain and increase its supply, manufacturing and distribution capabilities; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, and Fast Track approvals; the impact of the government shutdown on the Company's business operations; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Developing the next generation of targeted therapies

Innovative Platform Technology

- Targeting moieties designed for *high tumor specificity*
- Ideal isotope (^{212}Pb): *Potent tumor cell killing* with reduced off-target effect
- Proprietary chelator designed to *optimize biodistribution*

Pipeline with Broad Potential

- *Three clinical-stage programs*
- *Multiple read-outs and milestones* expected through mid-2026 and beyond
- *De-risking* via theranostics approach: Patients imaged pre-treatment

Robust Manufacturing Infrastructure

- Radioisotope supply strengthened by *integrated supply chain*
- Patient coverage via *distributed manufacturing infrastructure*
- *Ready-to-administer products* provided to treatment sites on day of scheduled treatment

Higher potency payloads with cancer-specific targeting

Radiopharmaceuticals

Targeted molecules deliver radioactive payloads to cancer



Increase precision of targeting cancer
Radiopharmaceuticals
Antibody-drug conjugates
TKIs, mAbs
Other radiotherapies
Chemotherapy
Immuno-therapy
Hormone therapy
Cell Therapies
Surgery

ADCs

Antibody-based targeting delivers chemotherapy to cancer

PERSPECTIVE THERAPEUTICS

Broad proprietary pipeline

Three lead programs in clinic with multiple programs in preclinical development

Program (Target)	Target Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Status
VMT-α-NET (SSTR2)	**Neuroendocrine Tumors (NETs)**					Cohort 2: Completed recruitment Cohort 3: Recruited DLT cohort
	Other SSTR2 Expressing Tumors					Under evaluation
VMT01/02 (MC1R)	**Melanoma (MC1R Imaging & Therapy)**	**Monotherapy**				Enrolling 3.0 mCi
		Combination with Nivolumab				Enrolling 3.0 mCi
PSV359 (FAP-α)	**Multiple Solid Tumors**					Enrolling 5.0 mCi
Multiple programs in preclinical development	**Multiple Solid Tumors**					Under evaluation
Pre-Targeting Platform	**Multiple Solid Tumors**					Under evaluation

PERSPECTIVE® THERAPEUTICS

Upcoming data milestones

	2025	Early 2026	Mid 2026	Late 2026	2027 and beyond
VMT-α-NET (SSTR2)	Presentation at ESMO and Triple (anti-tumor activity data from a subset of Cohort 2 patients)	Anti-tumor activity data from nearly all Cohort 2 patients	Initial anti-tumor activity data from first 8 Cohort 3 patients	First landmark analysis on all Cohort 2 patients	24 months follow-up for all patients recruited to date
VMT01/02 (MC1R)	Enrollment update for 3.0 mCi mono and combo		Initial anti-tumor activity data		
PSV359 (FAP-α)	Enrollment update for 5.0 mCi			Initial anti-tumor activity data	

PERSPECTIVE THERAPEUTICS

Radiopharmaceutical therapy poised to revolutionize oncology treatment

Perspective's pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

VMT-α-NET

Designed for a more balanced benefit to risk profile

In dose-finding study, with escalation supported by well tolerated safety profile

Currently being studied

GEP-NETs

Additional SSTR2+ tumors under evaluation:

Other NETs
SCLC
ER+ BC
Meningioma

VMT01

Potential first-in-class, with or without Immune Checkpoint Inhibitors

PoC for synergistic combination of ICI and ^{212}Pb RPT in and beyond melanoma

Currently being studied (2nd line+ melanoma)

1st line (ICI combo)

Beyond MC1R

ICI combo with ^{212}Pb RPTs

RPT potential in additional solid tumors


Estimated potential patient coverage by Perspective's ongoing therapeutics trials
Estimated potential patient coverage by approved RPTs
Potential patient coverage by trials being contemplated for Perspective's clinical and preclinical assets
Other
GU
Melanoma
GI
H&N
Lung
GYN
Blood

Incidence and patient data sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
Bars and segments within pie chart representative of relative addressable patient population (both current and potential future) but not to scale. For all bars and segments, potential addressable patient population is not indicative of current or expected market penetration. Bars and segments based on Company's internal estimates and projections.
The safety and efficacy of these products have not been established in these future potential indications, and future regulatory approval or commercial availability is not guaranteed.

The theranostics advantage

Peptide optimization derisks clinical path via animal models confirmed by human imaging

Target Nomination → Generate Novel Targeting Moieties → **Optimize In Vivo** → Lead Candidate Nomination → **FIH Imaging** → Development Candidate Nomination → IND

Iteration of candidate, as needed

Compound 3-30[1] → Compound 3-42[1] → **Compound 3-59[1]**

Optimization enhances tumor specificity



In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

$[^{68}Ga]$PSV377[2]



Patient imaging derisks development candidates prior to clinical evaluation of therapeutic

[1]World Molecular Imaging Congress 2024 abstract #82
[2]Society of Nuclear Medicine and Molecular Imaging (SNMMI) 2025 Annual Meeting abstract #251863
Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

Perspective’s Innovative Platform

Enabling broad applications in the clinic

Perspective's radiopharmaceutical platform optimized for a broader therapeutic window

Perspective Therapeutics' Platform



Alpha-emitting ^{212}Pb Isotope

Ideal isotope

- Double-stranded breaks → cell death
- Reduced off-target effects on healthy tissue
- $^{203/212}Pb$ pair streamlines dosimetry

Optimized Proprietary Chelator

Improved safety

- Increased renal clearance
- Increased retention of daughter isotope

Engineered Peptides

Optimized peptides

- Highly specific for tumor cell receptors
- Rapid clearance from blood to reduce off-target effects

Broader Therapeutic Window


Maximum
Tolerated Dose
Therapeutic
window
Minimum
Effective Dose
Maximum
Tolerated Dose
Therapeutic
window
Minimum
Effective Dose

PERSPECTIVE THERAPEUTICS

Perspective's proprietary chelator has been optimized for lead-based RPTs

Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

PSC[1]


NET 0

PERSPECTIVE THERAPEUTICS

- ✓ Designed specifically for Pb isotopes
- ✓ Optimized for **rapid renal clearance** through neutralized formal charge
- ✓ Improves radiolabeling, receptor binding & internalization
- ✓ **Retains ~95% of ^{212}Bi** reducing off-target toxicity potential[1]

DOTA	TCMC
	

NET 2-
NET 2+

Generic Chelators

- Charged molecules are **more likely to be reabsorbed by kidneys**[2]
- **Leak ^{212}Bi alpha-emitting daughter up to 36%**[3]

[1]Li M, et al. *Curr Med Chem*. 2020; [2]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., *Radiochimica Acta*, 1993.

PERSPECTIVE® THERAPEUTICS

Lead-212 (^{212}Pb): the optimal therapeutic isotope

^{212}Pb provides numerous advantages over beta particle radiotherapies and other alpha emitters

		Lutetium (^{177}Lu) *β radiation*	Actinium (^{225}Ac) *α radiation*	Lead (^{212}Pb) *α radiation*	Rationale favoring Lead (^{212}Pb)
Advantages of Alpha radiation	**Potency** *Direct tumor killing*	■□□ (red) *β Single-stranded DNA breaks*	■■■ (green)	■■■ (green) *Lethal, double stranded DNA breaks*	Alpha particle has 100-1,000x greater cancer cell killing potential vs. beta radiation[2]
	Safety *Off-target radiation*	■□□ (red) *β Travels up to 200 cell diameters*	■■■ (green)	■■■ (green)	Alpha radiation travels up to 3 cell diameters
Advantages of ^{212}Pb Isotope	**Safety** *Daughter isotopes*	■■■ (green)	■□□ (red) *Long-lived isotopes that decay into multiple potent daughters*	■■■ (green)	^{212}Pb: alpha-emitting daughter isotope contained by chelator
	Half Life	■■□ (yellow) 6.7 days *Potential for prolonged hostile TME for T-Cells, blunting immune response*	■□□ (red) 10 days *Potential for prolonged hostile TME for T-Cells, blunting immune response*	■■■ (green) 0.46 days	^{212}Pb delivers a short burst of potent activity (minimizing impact on T cells)
	Supply Cost of production	■■□ (yellow) *More complex capital requirements for isotope production*	■□□ (red) *Scarcity contributed to trial interruptions & product costs*	■■■ (green) *Same day delivery of patient-ready products to treatment sites*	^{212}Pb: simple separation from readily available precursor isotope
	Convenience *(to patients, hospitals)*	■■□ (yellow) *Limit contact with others for 2-15 days[1]*	■□□ (red)	■■■ (green)	Potential for less complex post-treatment safety protocol due to half-life
	Theranostic Pair	■□□ (red)	■□□ (red)	■■■ (green)	$^{203/212}Pb$ theranostic elemental pair: greater fidelity in dosimetry studies

[1]USPI for ^{177}Lu vipivotide tetraxetan

[2]Sgouros G. Alpha-particles for targeted therapy. *Adv Drug Deliv Rev.* 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

PERSPECTIVE THERAPEUTICS

Pb-based theranostics enable both diagnosis and targeted treatment of cancer

Identical distribution of ^{203}Pb and ^{212}Pb for imaging and treatment, respectively


Imaging
Cancer Cell
203Pb
Patient selection
Dosimetry: T1/2 = 52 h
Targeting ligand
Linker
203Pb can be used to establish 212Pb pharmacokinetics
212Pb
Matches peptide PK
Dosimetry: T1/2 = 11 h
Therapeutic



Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Proposed mechanism of action for ^{212}Pb

Multiple overlapping mechanisms drive tumor cell death and immune response


RPT injection
Targeting peptide*
212Pb isotope
Tumor
Cytoreductive
Immunostimulatory
1. Targeted cell death
RPT binds to receptors on cancer cells and releases α particles, resulting in double-stranded DNA breaks, cell membrane and organelle disruption in the bound cell and neighboring cells.
2. Bystander effect
Dying cancer cells release DAMPs, causing nearby cells to die as well.
3. Immune activation
Dying cancer cells release neoantigens, which are taken up by APCs. APCs activate T cells which further attack cancer cells and can convert into memory T cells, providing a durable and widespread response throughout the body.
α radiation
dsDNA breaks; repair mechanisms overwhelmed
Cancer cell
DAMPs
Dying cancer cell
Neoantigens
APC
Naïve T cell
Naïve T cell
Memory T cell
Vaccine-like effect
Cytokines
Active T cell

*RPT not to scale. Adapted from Pouget JP, Chan TA, Galluzzi L, Constanzo J. Radiopharmaceuticals as combinatorial partners for immune checkpoint inhibitors. Trends Cancer. 2023 Nov;9(11):968-981. doi: 10.1016/j.trecan.2023.07.014. Epub 2023 Aug 21. PMID: 37612188; PMCID: PMC11311210.

PERSPECTIVE THERAPEUTICS

Rationale for synergy with immune checkpoint inhibitors

The cancer-immunity cycle[1]


Checkpoint inhibitors
Checkpoint inhibitors
Checkpoint inhibitors
④ Trafficking of T cells to tumors (CTLs)
③ Priming and activation (APCs & T cells)
⑤ Infiltration of T cells into tumors and stroma
BLOOD VESSEL
Cancer antigen presentation (dendritic cells/ APCs) ②
LYMPH NODE
TUMOR
Release of cancer cell antigens (cancer cell death) ①
Killing of cancer cells (immune and cancer cells) ⑦
Recognition of cancer cells by T cells ⑥
Ⓐ Accumulation of activated T cells in and through stroma
Ⓑ Interaction with immune cells (dispersed, aggregates, TLS)
Maintained effector state and function Ⓒ

	Perspective Therapeutics Approach	Checkpoint Inhibitors[3]
Direct tumor killing	✓ Target vector designed to be highly specific + potent payload (^{212}Pb)	
① Release of tumor antigens	**✓✓✓ ^{212}Pb causes physical destruction of target cells**	
② Tumor antigen presentation	Potential for inducing memory T-cells for durable and widespread response[2]	
③ Priming & activation		✓
④ Recruitment of T-cells to the TME	✓ May be enhanced with stroma-targeting RPT	Interact with immune cells
⑤ T-cell infiltration into the TME		
⑥⑦ Recognition & killing of cancer cells by T-cells	**✓✓✓TME normalizes quickly due to ^{212}Pb half-life**	✓

[1]Adapted from: Mellman I, Chen DS, Powles T, Turley SJ. The cancer-immunity cycle: Indication, genotype, and immunotype. *Immunity*. 2023;56(10):2188-2205. doi:10.1016/j.immuni.2023.09.011; [2]Li et al., *Cancers*, 2021; [3]Include inhibitor of PD-1, PD-L1, CTLA-4, and LAG3.

PERSPECTIVE® THERAPEUTICS

Pre-Targeting platform

Potential to significantly expand therapeutic window by utilizing different kinetics of proteins and small molecules[1]



1
Administer cold modified monoclonal antibody or targeting protein
3
Administer radiolabeled ligand
Radioligand clears circulation rapidly
Ligand binds only to modified mAb
Antibody in circulation
Antibody on tumor
2
After several days, mAb will have accumulated on tumor and cleared from blood
Radioligand on tumor
Radioligand in circulation
4
Ligand binds specifically to mAb and clears rapidly from circulation
Days
Minutes

[1]Company's pre-targeting platform currently in preclinical development

PERSPECTIVE THERAPEUTICS

Supply Chain and Manufacturing Infrastructure

Ensuring radioisotope supply and ability to deliver ready-to-administer products to hospitals

On-demand order fulfillment at regional sites to deliver finished products

^{228}Th Thorium 1.9 y → **^{224}Ra** Radium 3.6 d → **^{212}Pb** Lead 10.6 h →



Isotope Source
- Plentiful supply
- Long-term supply contract with DoE

Proprietary Generator



11”
5.7”

- Transports precursor isotope (^{224}Ra)
- Extracts therapeutic isotope (^{212}Pb)

Simple chemical separation technology for ^{212}Pb extraction



^{224}Ra
Substrate retains Ra, but not Pb
^{212}Pb
Ra naturally decays to Pb
Solvent added
^{224}Ra stays
^{212}Pb washed out and collected

Finished Product
Delivered to Hospital

PERSPECTIVE THERAPEUTICS

Regional manufacturing allows commercialization of ^{212}Pb-labeled finished products

The "network effect" designed to ensure reliable commercial supply for ready-to-administer therapeutics

Sites	Today	2027 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Houston, TX	*In progress*	☑	☑	37 m
Potential Locations				
Atlanta, GA			☑*tbc*	57 m
Orlando, FL			☑*tbc*	31 m

Top 6 sites cover
>90% US population
within a one half-life (11 hr) delivery radius[2]


CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within
1 half-life of ^{212}Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Neuroendocrine tumors: VMT-α-NET

Targeting the somatostatin receptor to treat neuroendocrine and other cancers



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Disease Overview

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Most neuroendocrine tumors highly express **somatostatin receptor type 2 (SSTR2)**
- Often grow in the **pancreas** or other areas of the gut; also widely expressed in a broad range of tumors including **SCLC, breast cancer, meningioma, head & neck cancer**

Unmet Need

- **~12K** new diagnoses annually in the US; **~170,000** people are living with this diagnosis in the US[1]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[2]
- Broad acknowledgment that targeted alpha therapies are needed to improve care[3]

Program Overview

- **Fast Track Designation** for SSTR2+ NETs **regardless of prior treatment response**
- **Ongoing CATX-sponsored therapeutic trial in PRRT-naïve** setting in the US to identify optimal dose and target patient population (SSTR2 expression profile)
- Investigator initiated clinical research in PRRT- refractory patients

[1]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. Endocr Connect. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [2]LUTATHERA PI; [3]Navalkissoor et al (2019)

PERSPECTIVE® THERAPEUTICS

Perspective's Platform Demonstrates Superior Therapeutic Window: VMT-α-NET

In-house discovery capabilities deliver differentiated molecules

Key Takeaways vs Generic Compounds

Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention

- SSTR2 tumor model demonstrates superiority of VMT-α-NET to generic compounds
- 8-fold improved tumor uptake with decreased kidney retention


Tumor
Kidneys

Proprietary ^{203}Pb-VMT-α-NET

Generic ^{203}Pb-DOTATOC

Shows Significant Improvement vs Standard of Care in Preclinical Models

Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor

Vehicle


Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{177}Lu] DOTATATE (3 x 500 μCi)


Standard of Care
Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb]VMT-α-NET (1 x 120 μCi)


Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb]VMT-α-NET (4 x 30 μCi)


Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

↑ Drug Administered

Lee D, et al. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9
Liu D., et al. EANM 2022. *Eur J Nucl Med Mol Imaging* **49** (Suppl 1), 1–751 (2022). https://doi.org/10.1007/s00259-022-05924-4

PERSPECTIVE® THERAPEUTICS

^{203}Pb SPECT imaging reveals favorable VMT-α-NET properties[1]

Rapid Tumor Targeting and Renal Clearance


1 hour

High Tumor Retention


21 hours

- Tumors visible within 1 hour indicates rapid binding to SSTR2 target
- High intensity above background implies excellent therapeutic window
- Unbound drug in bladder within 1 hour for excretion
- Low renal retention due to neutral charge on proprietary Pb-specific chelator

[1]Muller et al., Clin. Nucl. Med. 2023

PERSPECTIVE THERAPEUTICS

Trial design: [^{212}Pb]VMT-α-NET Phase 1/2a for PRRT naïve neuroendocrine tumors

Dose finding phase

☑ Active dose(s) ☑ Safety ☑ Target population ☐ Ongoing – Breadth of therapeutic window

Cohort 1
n = 2 / 2.5 mCi x 4
Follow-up: 96-97 weeks

- Sustained disease control
- TEAEs: Grades 1 and 2 only

Cohort 2
n = 46 / 5.0 mCi x 4
Follow-up: 6-83 weeks

- **Compelling anti-tumor activity regardless of SSTR2 expression profile**
- **Stronger signal in patients whose tumors are all SSTR2+**
- **Superior tolerability profile**

Cohort 3
n = 8 / 6.0 mCi x 4
Follow-up: 0-7 weeks

- To establish broader therapeutic window
- Further explore dose optimization

Population

- Advanced/Unresectable or metastatic NETs
- Progressive disease on prior therapy
- PRRT naïve
- FDA approved SSTR2 PET/CT avid disease on ≥ 1 lesion

Key study features

- Dosimetry to be assessed using [^{203}Pb]VMT-α-NET
- No subsequent therapies allowed while free from progression and in follow-up

Registration enabling study

GEP-NETs
All lesions SSTR2+

Additional
SSTR2+ tumor types
under evaluation

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618
Graves S. et al, [^{212}Pb]Pb-VMT-α-NET dosimetry in patients with advanced SSTR2 positive tumors in the VMT-α-NET-T101 trial. SNNMMI 2025
Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025

Compelling anti-tumor activity

44% interim response rate in first half of Cohort 2 patients whose tumors all express SSTR2



Best % change in sum of diameters from baseline per RECIST v1.1
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7% PD
7.9% PD
3.2% SD
2.6% SD
SD -5.1%
SD -5.6%
SD -9.4%
SD -17.0%
SD -17.3%
SD -18.9%
SD -22.0%
SD -22.4%
SD -27.5%
SD -29.6%
PR -41.8%
PR -43.2%
PR -46.4%
PR -50.6%
PR -54.6%
PR -57.4%
PR -58.6%
PR -64.3%

One patient had a non-evaluable scan post baseline scan and therefore not included in this chart.
Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025

Durable disease control across all doses

Time to response still emerging with majority of patients remaining on study



0
8
16
24
32
40
48
56
64
72
80
88
96
104
Weeks after first treatment
2.5 mCi
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
First response
Confirmed response
PD
Death

Darker segment of each bar represents treatment period, lighter segment represents time on study post the treatment period.
One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event.
Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025

PERSPECTIVE® THERAPEUTICS

Signal of sustained anti-tumor activity

Activity regardless of SSTR2 expression profile, stronger signal in patients whose tumors are all SSTR2+



Best % change in sum of diameters from baseline
2.5 mCi
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
Scan
Most recent scan
End of follow-up
60%
40%
20%
0%
-20%
-40%
-60%
-80%
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Weeks after first treatment

One patient had a non-evaluable scan post baseline scan and therefore not included in this chart.
Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025

PERSPECTIVE® THERAPEUTICS

Best-in-class safety profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=55) and longer follow up (0-97 weeks)


Most common (>15%) TEAEs
Grade 3
Grade 2
Grade 1
Fatigue
Alopecia
Nausea
Diarrhea
Lymphocyte count decreased
Anemia
Abdominal pain
ALP increased
AST increased
ALT increased
Hypertension
Headache
Constipation
2%
5%
11%
2%
2%
5%
62%
62%
55%
40%
33%
33%
22%
20%
20%
18%
16%
16%
16%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

- No DLTs
- No discontinuations due to AEs
- Grade 3 AEs in 16 patients (30%); no grade 4 or 5 AEs
- No dysphagia
- No serious renal complications
- No clinically significant treatment-related myelosuppression
- SAEs reported in four patients
  - None deemed related to the study medication

The following additional Grade 3 AEs occurred in 1 patient each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, pancreatitis, and syncope.
Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025
[1]For class overview, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

Select adverse events of special interest

Superior tolerability profile demonstrated with [^{212}Pb]VMT-α-NET

Event			Notes
TEAEs	AlphaMedix	54% / 100%	AlphaMedix: reported data do not distinguish between Grade 3, 4 and 5 events
	VMT-α-NET	30% / 96%	VMT-α-NET: no Grade 4 and 5 events
Nausea	AlphaMedix	3% / 94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET	55%	
Vomiting	AlphaMedix	29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2% / 11%	
Dysphagia	AlphaMedix	3% / 49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed	
Renal events	AlphaMedix	17% / 37%	VMT-α-NET: seven incidences of Grade 1 increase in creatinine; 6 resolved, 1 stable
	VMT-α-NET	No serious renal complications reported	
Lymphopenia	AlphaMedix	26% / 31%	
	VMT-α-NET	11% / 33%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025	
	VMT-α-NET	33%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
For class overview and sources, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

Mild and generally transient blood creatinine increase

Seven patients experienced Grade 1 blood creatinine increase (n=55)


Blood creatinine increase occurred in 7 pts and were Grade 1 only.
Six have recovered. One has stabilized.
Creatinine (mg/dL)
0
1
2
3
4
5
Study Week
0
8
16
24
32
40
48
56
64
72
80
88
96

Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025

PERSPECTIVE® THERAPEUTICS

[^{212}Pb]VMT-α-NET was well-tolerated and demonstrated compelling anti-tumor activity

Clinical profile supports a potential registration study at current dose level and could improve further

Superior tolerability profile demonstrated with [^{212}Pb]VMT-α-NET[1]

- Continues to show a **superior safety profile** among approved and development-stage agents[2]
  - 55 patients with median follow-up of 28.3 weeks (0-97 weeks)
- Potential for development in combination with established cancer medicines

Compelling activity was observed at this interim point in the study[1]

- Meaningful number of additional efficacy-evaluable patients increases confidence in observation
- Patients continue to achieve late objective responses as the trial progresses
- More patients expected to reach the end of treatment period by early-2026 and mid-2026
- Majority of patients remain on study

Key learnings for registrational study and next steps

- Focus patient population: patients whose tumors are all SSTR2+ (consistent with NETTER-1)
  - **7 responders out of 16 (44%)** at median follow-up of 41 weeks
- 5 mCi already shows **compelling overall clinical profile** at this interim point in the study and could improve further
- Concurrent evaluation of 6 mCi provides flexibility in development
  - Cohort 3 (6 mCi per dose) was opened in June 2025 and 8 patients were dosed as of September 30, 2025
- Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast, SCLC

[1]Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025.
[2]For class overview and sources, see slide NETs trials.

PERSPECTIVE® THERAPEUTICS

Melanoma Program: VMT01/02

Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy

Melanoma program: VMT01/02

Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy



Whole body PET scan of a metastatic melanoma patient using VMT02

Disease Overview

- Treatment may include surgery, radiation, chemotherapy and immunotherapy
- Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment
- **High melanocortin 1 receptor (MC1R) expression more common in advanced melanoma**[1]

Unmet Need

- In US: **~100K** new diagnoses, **~8,000 deaths** annually[2]
- **50% 1-year survival rate** for metastatic melanoma[2]

Program Overview

- **Fast Track Designation** received September 2024
- **Phase 1 imaging study** at Mayo Clinic Rochester indicates feasibility of patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02
- **Ongoing US Therapeutic Dose Finding Trial** recruiting currently throughout the US

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702; [2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

PERSPECTIVE THERAPEUTICS

Combination [212Pb]VMT01 with immune checkpoint inhibitors

Lower radiation dose shows superior efficacy in preclinical combination with ICIs

Monotherapy [212Pb]VMT01



600
400
200
0
Tumor Volume (mm3)
Control (n=8)
19 MBq (n=6)
3.7 MBq (n=6)
5.6 MBq (n=6)
0
20
40
Days Post-Treatment
Cytoreductive

Combination Therapy [212Pb]VMT01 + ICIs



1000
800
600
400
200
0
Tumor Volume (mm3)
ICIs (n=7)
19 MBq + ICIs (n=7)
3.7 MBq + ICIs (n=6)
5.6 MBq + ICIs (n=7)
0
20
40
Days Post-Treatment
Immunostimulatory

In C57Bl6 albino mice inoculated with B16.F10 allograft tumors, treatment with [212Pb]VMT01 monotherapy shows increasing efficacy with higher doses (left). When combined with immune checkpoint inhibition lower doses of [212Pb]VMT01 show increased efficacy (right). Doses roughly translate to 10 Gy, 20 Gy, and 30 Gy delivered to the tumor, respectively.[1]

1. Rodman et al., International Symposium on Radiopharmaceutical Sciences iSRS 2023, 22-26 May 2023, Honolulu, Hawaii.

PERSPECTIVE THERAPEUTICS

[^{212}Pb]VMT01 in combination: synergistic responses in preclinical studies

Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival

Immunodeficient human melanoma xenograft model – BRAF-positive[1]


Single dose VMT01 + BRAFi vs. BRAFi alone
Percent Survival
100
80
60
40
20
0
Continuous Zelboraf
0 10 20 30 40 50 60 70 80 90
Days
Control
BRAFi
212Pb α-therapy + BRAFi

Immunocompetent mouse B16:F10 melanoma model[2]


Single dose VMT01 + dual ICIs vs dual ICI: (anti-CTLA4 + anti-PD1)
Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60 70 80
Days
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy + dual ICIs

Immunocompetent mouse B16:F10 melanoma model[3]


Single dose VMT01 + anti-PD-1 ICI generated 71% complete response rate
Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Key Takeaways

- High response rates in multiple tested models
- >70% complete and durable response when combined with PD1 immunotherapy in a model highly resistant to checkpoint inhibitors[3]
- Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

[1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021 [3] Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

[^{68}Ga]VMT02 PET imaging in patient with MC1R positive metastatic melanoma

Diagnostic peptide demonstrates similar uptake to FDG in tumors

^{18}F-FDG (Standard of Care)



[^{68}Ga]VMT02



Patient information

- Male, Asian, 33 years old
- [^{68}Ga]VMT02: 7 mCi injection, 45 min post-injection imaging

Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

Trial design: $[^{212}Pb]$VMT01 Phase 1/2a for metastatic melanoma

Dose-finding phase*

Part 1: Monotherapy

- **Recruitment Closed** – MONO Cohort 1 – $[^{212}Pb]$VMT01 – n = 3 / 3.0 mCi x 3
- → Recruitment Complete – MONO Cohort 2 – $[^{212}Pb]$VMT01 – n = 7 / 5.0 mCi x 3
- → **Recruitment Closed** – MONO Cohort 3 – $[^{212}Pb]$VMT01 – N = 5 @ 1.5 mCi x 3
- → **Recruitment Re-Opened** – MONO Cohort 1 – $[^{212}Pb]$VMT01 – n = 2 – 9 / 3.0 mCi x 3
- ⇢ MONO Cohort 4 – $[^{212}Pb]$VMT01 – N = 3 – 12 – @ TBD by SMC x 3

Part 2: Combination with nivolumab (480mg every 4 weeks)

- Recruitment Closed – COMBO Cohort 1 – $[^{212}Pb]$VMT01/PD-1 – N = 2 @ 1.5 mCi x 3
- → **Recruiting** – COMBO Cohort 2 – $[^{212}Pb]$VMT01/PD-1 – N = 2 – 12 @ 3.0 mCi x 3
- ⇢ COMBO Cohort 3 – $[^{212}Pb]$VMT01/PD-1 – N = 3 – 12 – @ TBD mCi by SMC x3

*Additional patients may be enrolled in up to 2 cohorts in Part 1 and up to 2 cohorts in Part 2

OBD/Recommended Phase 2 Dose (RP2D) →

Expansion phase

- Expansion Cohort – $[^{212}Pb]$VMT01 – RP2D mCi x 3
- Expansion Cohort – $[^{212}Pb]$VMT01/PD-1 – RP2D mCi x 3

Up to 200 patients may be enrolled in the expansion phase

Trial Parameters

Dose-finding Population	Key Study Features	Study Endpoints

▪ Advanced/unresectable metastatic or recurrent melanoma
▪ At least 1 prior line of systemic treatment
▪ PRRT naïve
▪ Positive MC1R imaging scan with imaging agents $[^{203}Pb]$VMT01 or $[^{68}Ga]$VMT02
	▪ Bayesian BOIN-12 design based on iterative toxicity probability monitoring
	▪ Possibility for intermediate doses
	▪ Dosimetry to be assessed using $[^{203}Pb]$VMT01
		▪ **Primary:** To determine the Optimal Biological Dose (OBD) of $[^{212}Pb]$VMT01 as a monotherapy and in combination with nivolumab
		▪ **Secondary / exploratory:**
		  ▪ ORR, DOR, PFS, OS by RECIST v1.1
		  ▪ Using dosimetry, estimate selected organ and whole body absorbed radiation doses for $[^{212}Pb]$VMT01

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

Preliminary anti-tumor activity of [^{212}Pb]VMT01 observed at lower dose

Per preclinical studies, immunostimulatory effect leading to immune-mediated stable disease hypothesized at lower doses


Observed PFS for heavily pre-treated melanoma patients:
~2 – 5 mos[1]
First Response
Confirmed Response
Disease Progression
Death
03-102
04-103
03-104
01-107
04-113
03-114
01-116
03-105
14-118
02-117
0
10
20
30
40
50
60
70
80
Weeks since first dose
Patients in Cohort 1 of this study patients experienced ***durable, long-term stable disease*** *despite receiving a median of* ***5 prior lines of systemic therapy*** *(comprising a median of* ***3 prior lines of IO****)*

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). Patient 03-104 discontinued follow-up (without PD).
[1]Sources available on slide Refractory Metastatic Melanoma Trials.
Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

Treatment emergent adverse events (all grades, occurring in ≥ 2 patients)

Preferred Term	Cohort 1 (monotherapy) [^{212}Pb]VMT01 3mCi (N=3)	Cohort 2 (monotherapy) [^{212}Pb]VMT01 5mCi (N=8)	Cohort 3 (monotherapy) [^{212}Pb]VMT01 1.5mCi (N=4)	Cohort 1 (combination) [^{212}Pb]VMT01 1.5mCi+Nivo (N=1)	Total (N=16)
Subjects with at least 1 TEAE	3 (100.0)	7 (87.5)	2 (50.0)	1 (100.0)	13 (81.2)
Nausea	2 (66.7)	4 (50.0)	-	1 (100.0)	7 (43.8)
Anaemia	3 (100.0)	2 (25.0)	-	-	5 (31.2)
Fatigue	-	3 (37.5)	1 (25.0)	1 (100.0)	5 (31.2)
Abdominal pain	-	2 (25.0)	-	1 (100.0)	3 (18.8)
Dyspnoea	1 (33.3)	2 (25.0)	-	-	3 (18.8)
Lymphocyte count decreased	2 (66.7)	1 (12.5)	-	-	3 (18.8)
Aspartate aminotransferase inc	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Back pain	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Constipation	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Cough	-	2 (25.0)	-	-	2 (12.5)
COVID-19	2 (66.7)	-	-	-	2 (12.5)
Hyperglycaemia	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Hypoalbuminaemia	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Hypoglycaemia	-	2 (25.0)	-	-	2 (12.5)
Hyponatraemia	2 (66.7)	-	-	-	2 (12.5)
Muscular weakness	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Platelet count decreased	2 (66.7)	-	-	-	2 (12.5)
Pleural effusion	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Vomiting	-	1 (12.5)	1 (25.0)	-	2 (12.5)

Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE® THERAPEUTICS

Conclusion & next steps

Continued exploration of activity seen in 3 mCi dose cohort in monotherapy and nivolumab combination

[^{212}Pb]VMT01 was well-tolerated at doses studied[1]

- At 3 mCi and 5 mCi activity levels, [^{212}Pb]VMT01 was well-tolerated and no DLTs were observed
- Dosimetry demonstrates high kidney estimates may limit monotherapy escalation, although no renal toxicities were reported
- SMC recommended exploring dosing at 1.5 mCi for both monotherapy and the combination cohort with nivolumab

Objective response at lower dose cohort in line with preclinical data

- An objective response and prolonged PFS was observed at the 3 mCi activity level
- The observed preliminary anti-tumor activity in Cohort 1 may be a result of the immunostimulatory effect of low dose ^{212}Pb-targeted alpha particle radiation on the TME, as observed in preclinical studies

Monotherapy and nivolumab combo cohorts at 3.0 mCi per dose

- Monotherapy: Re-opened for recruitment in September 2025, two additional patients dosed as of October 31, 2025
- Combination with nivolumab: Opened for recruitment in September 2025, three patients dosed as of October 31, 2025

[1]Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE® THERAPEUTICS

Pan-Cancer Target: PSV359

Preclinical Activity and First in Human Images of Novel Peptide Targeting Fibroblast Activation Protein-alpha (FAP-α)

Pan-cancer program: PSV359

Novel peptide targeting fibroblast activation protein-alpha (FAP-α)



Whole body PET image of colorectal cancer patient using [^{68}Ga]PSV377

Disease Overview

- FAP-α is expressed in the tumor stroma of many epithelial cancers and on the cell surface of other tumor types
- The stroma, a connective tissue that supports organs and tissues, is involved in tumorigenesis, metastasis, and drug resistance

Unmet Need

- Higher FAP-α expression has been found to be associated with poor prognosis in a number of highly prevalent solid tumors with patients in need of additional treatment options
- *FAP Expression on Tumor Stroma*: Non-Small Cell Lung Cancer, Pancreatic, Hepatocellular Carcinoma, Colorectal Cancer, Breast Cancer, Ovarian Cancer, Others
- *FAP Expression on Tumor Cells*: Sarcoma, Mesothelioma, Others

Program Overview

- Preclinical data suggest potential superiority of therapeutic effect vs. other FAP-targeted therapeutics
- Imaging with [^{68}Ga]PSV377 and [^{203}Pb]PSV359 in multiple tumor types suggests rapid uptake, tumor retention and fast clearance from non-target tissues
- **Ongoing US Therapeutic Dose Finding Trial** recruiting currently throughout the US

Fitzgerald AA, Weiner LM. The role of fibroblast activation protein in health and malignancy. *Cancer Metastasis Rev*. 2020;39(3):783-803. doi:10.1007/s10555-020-09909-3

Pan-cancer program: PSV359

Fibroblast activation protein alpha ("FAP") is a pan-cancer target

In some tumor types, FAP is expressed on the cancer cells as well as on stroma cells

In other cancers, FAP is primarily expressed on tumor stroma cells and not on the cancer cells


Tumor cell
FAP
FAP
Stroma
Fibroblast


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Kratochwil et al., JNM, 2019

PERSPECTIVE THERAPEUTICS

Fibroblast activation protein-targeted novel compound development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30



Compound 3-42



Compound 3-59



[1]World Molecular Imaging Congress 2024 abstract #82

PSV359 is active against FAP-α expression on tumor and on stroma

Anti-tumor Activity of PSV359 in mice with U87MG (predominately stromal mFAP) xenografts


2000
1500
1000
500
0
Tumor Volume (mm3)
0
15
30
45
60
Days
4.5 MBq over 3 fractions all mice
50% CR

Anti-tumor activity of PSV359 in mice with HT1080-hFAP (predominately cancer cells hFAP) xenografts


2500
2000
1500
1000
500
0
Tumor Volume (mm3)
0
15
30
45
60
75
90
Days
4.5 MBq over 3 fractions in all mice
Additional 1.9 MBq in two mice
80% CR

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

[^{68}Ga]PSV377 PET imaging in patient with metastatic colorectal cancer

Diagnostic FAP-targeted peptide demonstrates excellent uptake in tumors

[^{18}F]FDG MIP (Standard of Care)



[^{68}Ga]PSV377[1] MIP



Patient information:

- Male, Asian, 34 years old
- [^{68}Ga]PSV377: 3.2 mCi injection, 30 min post-injection imaging
- [^{18}F]FDG: 6 mCi injection, 60 min post-injection imaging

[1]PSV377 uses the same targeting moiety as PSV359 with a NOTA chelator.
Society of Nuclear Medicine and Molecular Imaging (SNMMI) 2025 Annual Meeting abstract #251863.
Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

FIH imaging of [^{203}Pb]PSV359 in different types of cancers

Chondroblastic osteosarcoma

[^{203}Pb]PSV359



1 hour   4 hour   18 hour

[^{203}Pb]PSV359 SPECT/CT



4 hr   18 hr

Lesion in head of left humerus

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Trial design: [^{212}Pb]PSV359 Phase 1/2a trial

Dose-finding phase

Planned escalation and expansion as monotherapy and eventually in combination with SoC

Recruitment Closed
Cohort 1
[^{212}Pb]PSV359
n = 2 @ 2.5 mCi x 4

→

Recruiting
Cohort 2
[^{212}Pb]PSV359
n = 2 – 8 @ 5.0 mCi x 4

→

Cohort 3
[^{212}Pb]PSV359
n = 3 – 8
@TBD mCi per SMC x 4

→

Cohort 4
[^{212}Pb]PSV359
n = 3 – 8
@TBD mCi per SMC x 4

Intermediate doses or de-escalation possible for Cohort 2 – 4

Recommended Phase 2 Dose (RP2D)

Expansion phase

Expansion Cohort A
FAP tumor expressor
[^{212}Pb]PSV359
RP2D mCi x 4

Expansion Cohort B
FAP stroma expressor
[^{212}Pb]PSV359
RP2D mCi x 4

Trial Parameters

Dose-finding Population

- Advanced and/or metastatic solid tumors
- PRRT naïve
- Progressive disease despite standard therapy or for whom no standard therapy exists
- Positive [^{203}Pb]PSV359 SPECT/CT scan

Key Study Features

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Possibility for intermediate doses
- Dosimetry to be assessed during screening period for cohorts 1 & 2

Study Endpoints

- **Primary:** determination of safety and tolerability (incidence and severity of TRAE)
  - In expansion: determination of anti-tumor activity (ORR by RECIST v1.1)
- **Secondary / exploratory:**
  - Determination of anti-tumor activity (DOR, PFS by RECIST v1.1)
  - Determination of blood radioactivity pharmacokinetic parameters of [^{203}Pb] PSV359 and [^{212}Pb] PSV359 (AUC, Cmax, Tmax)

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

Conclusion & next steps

FIH therapeutic study ongoing

Strong scientific rationale

- FAP-α is a pan-cancer target that is abundantly expressed in certain cancer cells as well as cancer-associated fibroblasts in tumor lesions and involved in promoting disease progression
- Perspective's in-house discovery team has developed an optimized peptide with potential best-in-class characteristics as demonstrated in preclinical models

Imaging agent has favorable characteristics

- First-in-human clinical SPECT/CT imaging revealed strong tumor uptake, fast clearance through the renal system, low accumulation in normal organs, and long tumor retention in three patients with FAP-expressing cancer

Therapeutic study enrolling

- Two patients dosed in Cohort 1 of the therapeutic study
- First patient dosed in Cohort 2
- Activation activities are underway for additional sites

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

General Corporate Information

Deeply experienced management team in radiopharmaceuticals and oncology drug development



20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy

Thijs Spoor
Chief Executive Officer



20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings

Markus Puhlmann, MD MBA
Chief Medical Officer



20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products

Michael Schultz, PHD
Chief Science Officer



An accomplished financial leader with over 30 years of experience in the life sciences sector, including four prior CFO roles at life sciences companies.

Joel Sendek
Chief Financial Officer



20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries

Jonathan Hunt
Chief Accounting Officer



20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Amos Hedt
Chief Business Strategy Officer

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

13 Issued Patents (expiry in 2036-2044, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, and MC1R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

3 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting SSTR2 and FAP-α

75 Pending Patent Applications (including 8 provisional, 12 PCT, and 55 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, and PSMA
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

Strong financial position

Funding into late 2026

Cash, cash equivalents and short-term investments as of September 30, 2025	~$174.1 million
Share count as of September 30, 2025	~74.3 million
Outstanding common stock warrants & options as of September 30, 2025	~10.9 million

Based on our current plans, which include advancing current clinical programs, progressing multiple pre-IND assets towards clinical trials, as well as building out regional manufacturing sites, we expect to have sufficient funding into late 2026.[1]

[1]As of filing date of Company's Q3 2025 Form 10-Q, based on cash, cash equivalents and short-term investments as of September 30, 2025

PERSPECTIVE THERAPEUTICS



Abbreviations

AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
APC: antigen-presenting cell
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
CTLA-4: human cytotoxic T-lymphocyte antigen 4
DAMPs: damage-associated molecular patterns
DCO: data cut-off
DLT: dose limiting toxicities
DOR: duration of response
dsDNA: double-stranded DNA
EANM: European Association of Nuclear Medicine
eGFR: estimated glomerular filtration rate
ER+ BC: estrogen receptor-positive breast cancer
ESMO: European Society of Medical Oncology
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
GI: gastrointestinal
GU: genitourinary
GYN: gynecology
H&N: head and neck
HR: hazard ratio
ICI: immune checkpoint inhibitor
IND: investigational new drug
LAG-3: lymphocyte activation gene-3
mAB: monoclonal antibodies
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MFD: maximum feasible radioactivity dose
MIP: maximum intensity projection
MTD: maximum tolerated dose
mTPI-2: modified toxicity probability index
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
ORR: objective response rate
OS: overall survival
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PoC: proof of concept
PR: partial response
PRRT: peptide receptor radionuclide therapy
PSMA: prostate specific membrane antigen
PTE: patent term extension
RP2D: recommended phase 2 dose
RPT: radiopharmaceutical therapies
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SMC: safety monitoring committee
SNMMI: Society of Nuclear Medicine and Molecular Imaging
SOC: standard of care
SSTR2: somatostatin receptor type 2
TEAE: treatment emergent adverse events
TKI: tyrosine kinase inhibitors
TME: tumor microenvironment
TRAE: treatment related adverse events
USPI: U.S. prescribing information

APPENDIX

Radiopharmaceutical therapies have potential to disrupt cancer treatment

First patient treated with Perspective's VMT-α-NET



Transverse (horizontal) plane: PET/CT (top panels) & CT (bottom panels)

Tumor Before Treatment	Tumor After 1 Dose	Tumor After 3 Doses



(S.ACTH)[1]– 790 pg/ml

S.ACTH – 96 pg/ml

[1] Serum Adrenocorticotropic Hormone
Fortis Memorial research institute (FMRI), Gurugram, India

PERSPECTIVE® THERAPEUTICS

NETs trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[5]	^{212}Pb-DOTAMTATE[7]	^{225}Ac-DOTATATE[8]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	n/a	n/a	ECOG 0 (59%), 1 (41%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Nausea, asthenia	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 48%[6] (individual events not specified)	TEAE: 54% Lymphopenia (26%) Renal events (17.1%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	1 G2 SAE of myelodysplastic syndrome	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]ESMO 2025; [6]ENETS 2025; [7]ESMO 2025; [8]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE® THERAPEUTICS

Potential for differentiated profile based on molecular design

A comparison of TEAEs for ^{212}Pb based constructs targeting SSTR2 in the clinic

	AlphaMedix 02 ASCO 2024[1]		AlphaMedix 02 ESMO 2025[2]		VMT-α-NET ESMO 2025[3]
N	36	→	35		55
DCO date	May 28, 2024		April 14, 2025		September 12, 2025
Time frame	Not stated		30 days after last dose	25.8 months median follow up	28 weeks median follow up (0-97 weeks)
SAE	11 *(30.6%)*	→	5 *(14.3%)*		4 *(7.3%)*
Fatigue	34 *(94.4%)*	→	33 *(94.3%)*		34 *(61.8%)*
Alopecia	33 *(91.7%)*	→	32 *(91.4%)*		34 *(61.8%)*
Nausea	34 *(94.4%)*	→	33 *(94.3%)*		30 *(54.5%)*
Vomiting	11 *(30.6%)*	→	10 *(28.6%)*		6 *(10.9%)*
Decreased appetite	19 *(52.8%)*	→	16 *(45.7%)*		
Weight decreased	9 *(25.0%)*	→	8 *(22.9%)*		7 *(12.7%)*
Diarrhea	18 *(50.0%)*	→	16 *(45.7%)*		22 *(40.0%)*
Constipation	6 *(16.7%)*				9 *(16.4%)*
Abdominal pain	13 *(36.1%)*	→	12 *(34.3%)*		12 *(21.8%)*
Lymphopenia	12 *(33.3%)*	→	11 *(31.4%)*		18 *(32.7%)*
Dysphagia	15 *(41.7%)*	→	7 *(20.0%)*	17 *(48.6%)*	0
Renal events				13 *(37.1%)*	
Chronic kidney disease				9 *(25.7%)*	
Blood creatinine increase				3 *(8.6%)*	7 *(12.7%)*
eGFR decrease				3 *(8.6%)*	
Anemia/hemoglobin decrease	5 *(13.9%)*				18 *(32.7%)*
Blood glucose increased	6 *(16.7%)*				6 *(10.9%)*
ALP increased					11 *(20.0%)*
AST increased					11 *(20.0%)*
ALT increased	4 *(11.1%)*				10 *(18.2%)*
Headache	7 *(19.4%)*				9 *(16.4%)*
Hypertension					9 *(16.4%)*

[1]ASCO 2024; [2]ESMO 2025; [3]Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025.
No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE THERAPEUTICS

Durable disease control across all doses

Time to best response still emerging with majority of patients remaining on study


2.5 mCi
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
Nadir in tumor size
Confirmed response
PD
Death
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Weeks after first treatment

Darker segment of each bar represents treatment period, lighter segment represent time on study post the treatment period.
One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event.
Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025

PERSPECTIVE THERAPEUTICS

Refractory metastatic melanoma trials

	Lifileucel	Relatlimab + Nivolumab	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label[1] N=73 (65% of ITT)	RELATIVITY-020, open label[3] N = 351 (D1) + 163 (D2)	SWOG S1616, RCT[4] N= 68 (combo):23 (I only)	Open label[6] N=70	LEAP-004, open label[7] N=103
Patient population					
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	1	2
Prior ICI (%)	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	20% vs 13%[5]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.0 vs 2.7[5] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]doi:10.1200/JCO.21.00079; [5]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [6]doi:10.1038/s41591-023-02498-y; [7]doi:10.1200/JCO.22.00221

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

Daily production at regional sites ensures supply of ready-to-administer product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility.

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety.

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses.

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations..

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle.

Representative; production practices may vary based on location of clinical site, facility, treatment, etc.

^{212}Pb isotope decay chain and importance of the pb-specific chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
β
Therapy
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
212Po
Polonium
0.1 μs
α
β
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited



O
OH
O
NH2
R
NH
N
N
N
N
212Bi
O
O
OH

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation[1]
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem.* 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

PERSPECTIVE THERAPEUTICS

^{225}Ac isotope decay chain and potential for off-target toxicity



Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Fr Francium 5 Min
217 At Astatine 32 ms
213 Bi Bismuth 46 m
209 Tl Thallium 2 m
221 Ra Radium 28 s
217 Rn Radon 0.5 ms
213 Po Polonium 4.3 µs
209 Pb Lead 3.3 h
209 Bi Bismuth 2×10^{19} y
205 Tl Thallium stable
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds



221Fr
217At
213Bi
213Po



α
225Ac
R
NH
N
O
OH



Target Organs
α
α
β
α
Liver
Kidneys

PERSPECTIVE THERAPEUTICS

^{212}Pb hits tumors hard and fast and disappears

^{212}Pb is a "high dose rate" alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone

Comparative alpha Particle Decay Over Time[1]



Delivering alphas faster while drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity
~80% of total 212Pb/212Bi alphas delivered to tumor within 24 hrs
~6% of total 225Ac alphas within 24 hrs
225Ac on tumor: It takes 23 days to deliver 80% of alphas
Unbound alphas – potential for toxicity
Comparative alpha decays
0
12
24
36
48
60
72
Hours Post administration

- "Activity" is measured in decays per second, so depends on isotope half-life
- Due to its relative half-life, ^{212}Pb will likely be administered at 20 times the ^{225}Ac activity
- ^{225}Ac is administered in smaller activities due to its 10 day half-life and the total alpha decays from its daughters
- Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered
- The effectiveness of longer-lived isotopes therefore diminishes over time as the alphas "wash out" from the tumor

[1] Representative activity administrations only, based on clinical projections – company estimates

Isotope: decay chain – product implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast



Ac-225 Decay and Daughter Ingrowth
Ac-225
Fr-221
At-217
Bi-213
Tl-209
Po-213
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0
1
2
3
4
5
6
Hours Post Purification
1 kBq 225Ac starting dose size.



Dose Vial
α
225Ac
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T0
Post Final
Purification
T4
4 h post
Radiolabeling
"Free"
Radiometals:
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

Isotope: decay chain – biological implications

Isotope selection drives potential for off target toxicities



225Ac has potential for off target toxicity
Recoil breaks chemical bonds
225Ac
221Fr
217At
213Bi
213Po
α
α
α
β
α
Decay products circulate and continue to emit radition
Toxicity to liver and kidneys
212Pb
212Bi
212Po
208Tl
β
α
β
212Pb decay is limited to tumor

PERSPECTIVE THERAPEUTICS

Perspective's pre-targeting platform

Fully modular technology enables the generation of radiotherapies using existing, validated antibodies

Source of Antibodies for Pre-Targeting	Rationale	Advantages
Abs: Marketed / in clinical development	• Lifecycle Management: Follow-on product for same target, but with improved efficacy / safety	• Leverages know how and franchise synergies of pursuing same tumor target
Off-patent Abs	• IP no longer a barrier; potential remains to generate novel IP via pre-targeting approach	• Novel IP resets patent expiry clock for follow-on product
Discontinued Abs (due to safety/efficacy)	• RPT has potential to improve therapeutic index (vs. mAb), and patient improve selection	• Resurrects discontinued program (and leverages existing material, data, etc. from failed program)

Perspective's *Pre-Targeting Platform* has the potential to transform a large range of existing molecules and targets into "radio-ADCs" with superior efficacy and reduced toxicity